                           SERIES 1996-B SUPPLEMENT

     SERIES 1996-B SUPPLEMENT, dated as of June 14, 1996 (the "Series 1996-B Supplement"), by and among OLYMPIC FINANCIAL LTD., a Minnesota corporation ("OFL"), OLYMPIC RECEIVABLES FINANCE CORP., a Delaware corporation (the "Seller"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, in its capacities as Trustee under each Pooling and Servicing Agreement and as Indenture Trustee under each Indenture referred to in the Spread Account Agreement (as defined below), in such capacity as agent for the Noteholders and Certificateholders with respect to the related Series (in each of such capacities, the "Trustee") and as Collateral Agent hereunder.


                                   RECITALS

     1. The parties hereto have previously entered into a Spread Account Agreement, dated as of March 25, 1993, as amended and restated as of December 6, 1995 (the "Spread Account Agreement"), and, as contemplated by Section
2.02 of the Spread Account Agreement, this Series 1996-B Supplement constitutes a Series Supplement to the Spread Account Agreement so that hereafter this Series 1996-B Supplement shall form a part of the Spread
Account Agreement for all purposes thereof, and all references herein and hereafter to the Spread Account Agreement shall mean the Spread Account Agreement, as supplemented hereby.

     2. Olympic Automobile Receivables Trust, 1996-B (the "Series 1996-B Trust") is being formed contemporaneously herewith pursuant to the Series 1996-B Trust Agreement (as defined herein).

     3. Pursuant to the Series 1996-B Sale and Servicing Agreement, the Seller is selling to the Series 1996-B Trust all of its right, title and interest in and to the Initial Receivables (as defined in the Series 1996-B Sale and Servicing Agreement) and certain other Trust Property (as defined in the Series 1996-B Trust Agreement).

     4. Pursuant to the Series 1996-B Trust Agreement, the Series 1996-B Trust is issuing the Series 1996-B Certificates (as defined herein). Pursuant to the Series 1996-B Indenture, the Series 1996-B Trust is issuing the Series 1996-B Notes (as defined herein).

     5. The Seller has requested that Financial Security issue the Series 1996-B Note Policy to the Trustee to guarantee payment of the Scheduled Payments (as defined in such Policy) on each Payment Date in respect of the Series 1996-B Notes, and has requested that Financial Security issue the Series 1996-B Certificate Policy to Mellon Bank (DE), National Association, as

Owner Trustee under the Series 1996-B Trust Agreement, to guarantee payment of the Guaranteed Distributions (as defined in such Policy) on each Distribution Date in respect of the Series 1996-B Certificates.

     6. In partial consideration of the issuance of the Series 1996-B Note Policy and the Series 1996-B Certificate Policy, the Seller has agreed that Financial Security shall have certain rights as Controlling Party, to the extent set forth in the Spread Account Agreement and the Series 1996-B Indenture.

     7.   The Seller is a wholly owned special purpose subsidiary of OFL.
The Series 1996-B Trust has agreed to pay the Series 1996-B Credit Enhancement Fee to the Seller in consideration of the obligations of the Seller and OFL pursuant hereto and in consideration of the obligations of OFL pursuant to the Series 1996-B Insurance Agreement (such obligations forming part of the Series 1996-B Insurer Secured Obligations as referred to herein). The Series 1996-B Insurer Secured Obligations form part of the consideration to Financial Security for its issuance of the Series 1996-B Policies.

     8. In order to secure the performance of the Series 1996-B Secured Obligations, to further effect and enforce the subordination provisions to which the Series 1996-B Credit Enhancement Fee is subject, and in consideration of the receipt of the Series 1996-B Credit Enhancement Fee, OFL and the Seller have agreed to pledge the Series 1996-B Collateral as Collateral to the Collateral Agent for the benefit of Financial Security and for the benefit of the Trustee on behalf of the Trust, upon the terms and conditions set forth herein.


                                  AGREEMENTS

     In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

     Section 1.1 DEFINITIONS. All terms defined in Section 1.1 of the Series 1996-B Sale and Servicing Agreement shall have the same meaning with respect to this Series 1996-B Supplement. The following terms shall have the following meanings:

     "COLLECTION ACCOUNT SHORTFALL" means, with respect to Series 1996-B and any Distribution Date, the Deficiency Claim Amount, as defined in the Series 1996-B Sale and Servicing Agreement, with respect to such Distribution Date.

     "DEEMED CURED" means, (a) with respect to a Trigger Event that has occurred pursuant to clause (i) or (ii) of the definition thereof, as of a Determination Date with respect to Series 1996-B, that no such clause (i) or clause (ii) Trigger Event with respect to such Series shall have occurred as of such Determination Date or as of any of the five consecutively preceding Determination Dates, and (b) with respect to a Trigger Event that has occurred pursuant to clause (iii) or clause (iv) of the definition thereof, as of the next Determination Date which occurs in a calendar month which is a multiple of three months succeeding the Series 1996-B Closing Date, that no such clause (iii) or clause (iv) Trigger Event with respect to such Series shall have occurred as of such Determination Date.

     "INITIAL PRINCIPAL AMOUNT" means $650,000,000 with respect to Series
1996-B.

     "INITIAL SPREAD ACCOUNT DEPOSIT" means $0 for Series 1996-B.

     "INITIAL SPREAD ACCOUNT MAXIMUM AMOUNT" means, with respect to Series 1996-B and any Distribution Date, an amount equal to the greater of (i) 6% of the Series 1996-B Balance as of the close of business on such Distribution Date and (ii) the Spread Account Minimum Amount as of the close of business on such Distribution Date.

     "SERIES 1996-B BALANCE" means, with respect to Series 1996-B and any Distribution Date, the sum of the aggregate principal amount of the Series 1996-B Notes and the Certificate Balance with respect to Series 1996-B Certificates as of such Distribution Date (after giving effect to the distributions in respect of principal on the Notes and on the Certificates made on such Distribution Date).

     "SERIES 1996-B CERTIFICATE POLICY" means the financial guaranty insurance policy issued by Financial Security with respect to the Series 1996-B Certificates.

     "SERIES 1996-B CERTIFICATES" means the Certificates issued on the date hereof pursuant to the Series 1996-B Trust Agreement.

     "SERIES 1996-B COLLATERAL" has the meaning specified in Section 2.3(a) hereof.

     "SERIES 1996-B CREDIT ENHANCEMENT FEE" means the amount distributable on each Distribution Date pursuant to Section 4.6(viii) and (ix) of the Series 1996-B Sale and Servicing Agreement.

     "SERIES 1996-B INDENTURE" means the Indenture, dated as of June 1, 1996, among the Series 1996-B Trust, the Trustee and the Indenture Collateral Agent.

     "SERIES 1996-B NOTE POLICY" means the financial guaranty insurance policy issued by Financial Security with respect to the Series 1996-B Notes.

     "SERIES 1996-B NOTES" means the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes issued pursuant to the Series 1996-B Indenture.

     "SERIES 1996-B OWNER TRUSTEE" means Mellon Bank (DE), National Association, not in its individual capacity but solely as Owner Trustee, or its successor in interest, and any successor Owner Trustee appointed as provided in the Series 1996-B Trust Agreement.

     "SERIES 1996-B RECEIVABLE" means each Receivable referenced on the Schedule of Receivables attached to the Series 1996-B Sale and Servicing Agreement, as supplemented from time to time during the Funding Period by one or more Subsequent Transfer Agreements.

     "SERIES 1996-B RESERVE ACCOUNT" means the Reserve Account established pursuant to Section 4.1(d) of the Series 1996-B Sale and Servicing Agreement.

     "SERIES 1996-B SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement, dated as of June 1, 1996, and attached hereto as Exhibit A, among the Series 1996-B Trust, OFL, in its individual capacity and as Servicer, the Seller and the Backup Servicer, as such agreement may be supplemented, amended or modified from time to time.

     "SERIES 1996-B SECURED OBLIGATIONS" means the Insurer Secured
Obligations and the Trustee Secured Obligations with respect to Series 1996-B.

     "SERIES 1996-B SECURITIES" means the Series 1996-B Notes and the Series 1996-B Certificates, collectively.

     "SERIES 1996-B SPREAD ACCOUNT" means the Spread Account established pursuant to Section 3.1(a) hereof.

     "SERIES 1996-B SUPPLEMENT" means this Series 1996-B Supplement which constitutes a Series Supplement to the Spread Account Agreement.

     "SERIES 1996-B TRUST AGREEMENT" means the Trust Agreement, dated as of June 1, 1996, among the Seller, Olympic First GP Inc., Olympic Second GP Inc., Financial Security and the Series 1996-B Owner Trustee.

     "SPREAD ACCOUNT ADDITIONAL DEPOSIT" means, with respect to Series 1996-B and any Subsequent Transfer Date, an amount equal to 0.00% of the aggregate Principal Balance (as of the related Subsequent Cutoff Date) of the Subsequent Receivables being transferred to the Series 1996-B Trust on such Subsequent Transfer Date or such greater amount as required by the Rating Agencies to confirm that the rating assigned to the Series 1996-B Notes and the Series 1996-B Certificates will be in the highest category by such Rating Agencies.

     "SPREAD ACCOUNT MAXIMUM AMOUNT" means, with respect to Series 1996-B and any Distribution Date:

            (i) if no Insurance Agreement Event of Default with respect to Series 1996-B has occurred and is continuing, no Capture Event has occurred and is continuing, no Trigger Event has occurred on the related Determination Date, and if any Trigger Event with respect to Series 1996-B has occurred as of a prior Determination Date, such Trigger Event is Deemed Cured as of the related Determination Date, the Initial Spread Account Maximum Amount with respect to Series 1996-B and such Distribution Date;

           (ii) if (A) a Trigger Event with respect to Series 1996-B has occurred as of the Determination Date or (B) a Trigger Event with respect to Series 1996-B has occurred as of a prior Distribution Date and is not Deemed Cured as of the related Determination Date, and no Insurance Agreement Event of Default with respect to Series 1996-B has occurred and is continuing and no Capture Event has occurred and is continuing, the Spread Account Maximum Amount shall be equal to the greater of (i) 10% of the Series 1996-B Balance as of the close of business on such Distribution Date and (ii) the Spread Account Minimum Amount as of the close of business on such Distribution Date; or

          (iii) if (A) an Insurance Agreement Event of Default with respect to Series 1996-B has occurred and is continuing or (B) a Capture Event has occurred and is continuing as of the related Determination Date, the Spread Account Maximum Amount shall be equal to the greater of (i) 25% of the Series 1996-B Balance as of the close of business on such Distribution Date and (ii) the Spread Account Minimum Amount as of the close of business on such Distribution Date.

     "SPREAD ACCOUNT MINIMUM AMOUNT" means, with respect to Series 1996-B and any Distribution Date, an amount equal to the greater of:

            (i)  $100,000, and

           (ii)  the lesser of:

            (A)  1% of the Initial Principal Amount of Series 1996-B, and

            (B)  the Series 1996-B Balance.

     "SPREAD ACCOUNT WITHDRAWAL FLOOR" means, with respect to Series 1996-B and any Determination Date, an amount equal to the greater of:

            (i)  the Spread Account Minimum Amount, and
           (ii)  3% of the Series 1996-B Balance.

     "TRIGGER EVENT" means, with respect to Series 1996-B and as of a Determination Date, the occurrence of any of the following events:

            (i) the Delinquency Ratio for such Determination Date shall be equal to or greater than 5%;

           (ii) the Average Delinquency Ratio for such Determination Date shall be equal to or greater than 4%;

          (iii)  the Cumulative Default Rate shall be equal to or greater than
                 (A) 2.60%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1996-B Closing Date, (B) 4.71%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1996-B Closing Date, (C) 6.55%, with respect to any Determination
                 Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1996-B Closing Date, (D) 8.03%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1996-B Closing Date, (E) 8.73%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1996-B Closing Date, (F) 9.63%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1996-B Closing Date, (G) 10.45%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1996-B Closing
                 Date, (H) 11.10%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1996-B Closing Date, (I) 11.68%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1996-B Closing Date, (J) 12.18%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1996-B Closing Date, (K) 12.54%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1996-B Closing
                 Date, (L) 12.82%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1996-B Closing Date,
                 (M) 13.04%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1996-B Closing Date, (N) 13.19%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1996-B Closing Date, (O) 13.33%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1996-B Closing Date, (P) 13.44%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1996-B Closing Date, (Q) 13.50%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1996-B Closing
                 Date, (R) 13.56%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1996-B Closing Date, (S) 13.60%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1996-B Closing Date, (T) 13.64%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1996-B Closing Date, (U) 13.65%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1996-B Closing Date, (V) 13.67%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series
                 1996-B Closing Date, (W) 13.69%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series

                 1996-B Closing Date, or (X) 13.71%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1996-B Closing Date; or

           (iv) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.31%, with respect to any Determination
                 Date occurring prior to or during the third calendar month succeeding the Series 1996-B Closing Date, (B) 2.28%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1996-B Closing Date, (C) 3.08%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1996-B Closing Date, (D) 3.66%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1996-B Closing Date, (E) 3.98%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1996-B Closing Date, (F) 4.29%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1996-B Closing Date, (G) 4.54%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1996-B Closing Date, (H) 4.75%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1996-B Closing Date, (I) 4.92%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1996-B Closing Date, (J) 5.08%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1996-B Closing Date, (K) 5.18%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1996-B Closing Date, (L) 5.28%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1996-B Closing Date, (M) 5.35%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1996-B Closing Date, (N) 5.42%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1996-B Closing Date, (O) 5.48%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1996-B Closing Date, (P) 5.52%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1996-B Closing Date, (Q) 5.55%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1996-B Closing Date, (R) 5.58%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1996-B Closing Date, (S) 5.61%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1996-B Closing Date, (T) 5.63%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1996-B Closing Date, (U) 5.64%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1996-B Closing Date, (V) 5.66%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1996-B Closing Date, (W) 5.67%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1996-B Closing Date, or (X) 5.69%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1996-B Closing Date.

     Section 1.2 RULES OF INTERPRETATION. The terms "hereof," "herein," "hereto" or "hereunder," unless otherwise modified by more specific reference, shall refer to this Series 1996-B Supplement. Unless otherwise indicated in context, the terms "Article," "Section" or "Exhibit" shall refer to an Article or Section of, or Exhibit to, this Series 1996-B Supplement. The definition of a term shall include the singular, the plural, the past, the present, the future, the active and the passive forms of such term. A term defined herein and used herein preceded by a Series designation, shall mean such term as it relates to the Series designated.

                                  ARTICLE II

         CREDIT ENHANCEMENT FEE; SERIES SUPPLEMENTS; THE COLLATERAL

     Section 2.1 SERIES 1996-B CREDIT ENHANCEMENT FEE. The Series 1996-B Sale and Servicing Agreement provides for the payment to the Seller of the Series 1996-B Credit Enhancement Fee, to be paid to the Seller by distribution of such amounts to the Collateral Agent for deposit and distribution pursuant to this Agreement. The Seller and OFL hereby agree that payment of the Series 1996-B Credit Enhancement Fee in the manner and subject to the conditions set forth herein and in the Series 1996-B Sale and Servicing Agreement is adequate consideration and the exclusive consideration to be received by the Seller or OFL for the obligations of the Seller pursuant hereto and the obligations of OFL pursuant hereto (including, without limitation, the transfer by the Seller to the Collateral Agent of the Initial Spread Account Deposit with respect to Series 1996-B) and pursuant to the Series 1996-B Insurance Agreement. The Seller and OFL hereby agree with the Trustee and with Financial Security that payment of the Series 1996-B Credit Enhancement Fee to the Seller is expressly conditioned on subordination of the Series 1996-B Credit Enhancement Fee to payments on the Notes (if any) and Certificates of any Series, payments of amounts due to Financial Security and the other obligations of the Trusts, in each case to the extent provided in Section 4.6 of the Standard Terms and Conditions or
Section 4.6 of the related Sale and Servicing Agreement, as applicable, and
Section 3.03 of the Spread Account Agreement, and the Security Interest of the Secured Parties in the Series 1996-B Collateral is intended to effect and enforce such subordination and to provide security for the Series 1996-B Secured Obligations and subject to the terms hereof the Secured Obligations with respect to other Series.

     Section 2.2 SERIES SUPPLEMENTS. As provided in and subject to the conditions specified in Section 2.02 of the Spread Account Agreement, the parties hereto are entering into this Series 1996-B Supplement with respect to the Series 1996-B Securities.

     Section 2.3  GRANT OF SECURITY INTEREST BY OFL AND THE SELLER.

     (a) In order to secure the performance of the Secured Obligations with respect to each Series, the Seller (and OFL, to the extent it may have any rights therein) hereby pledges, assigns, grants, transfers and conveys to the Collateral Agent, on behalf of and for the benefit of the Secured Parties to secure the Secured Obligations, a lien on and security interest in (which lien and security interest is intended to be prior to all other liens, security interests or other encumbrances), all of its right, title and interest in and to the following (all being collectively referred to herein as the "Series 1996-B Collateral"):

            (i) the Series 1996-B Credit Enhancement Fee and all rights and remedies that the Seller may have to enforce payment of the Series 1996-B Credit Enhancement Fee whether under the Series 1996-B Sale and Servicing Agreement or otherwise;

           (ii)  the Series 1996-B Spread Account established pursuant to
     Section 3.1 of this Series 1996-B Supplement and Section 3.01 of the Spread Account Agreement, and each other account owned by the Seller and maintained by the Collateral Agent (including, without limitation, all monies, checks, securities, investments and other documents from time to time held in or evidencing any such accounts);

          (iii) all of the Seller's right, title and interest in and to investments made with proceeds of the property described in clauses (i) and (ii) above, or made with amounts on deposit in the Series 1996-B Spread Account; and

           (iv) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

     (b) In order to effectuate the provisions and purposes of this Series 1996-B Supplement, including for the purpose of perfecting the security interests granted hereunder, the Seller represents and warrants that it has, prior to the execution of this Series 1996-B Supplement, executed and filed an appropriate Uniform Commercial Code financing statement in Minnesota sufficient to ensure that the Collateral Agent, as agent for the Secured Parties, has a first priority perfected security interest in all Series 1996-B Collateral which can be perfected by the filing of a financing statement.


                                 ARTICLE III

                               SPREAD ACCOUNT

     Section 3.1 ESTABLISHMENT OF SERIES 1996-B SPREAD ACCOUNT; INITIAL DEPOSIT INTO SERIES 1996-B SPREAD ACCOUNT.

     (a) On or prior to the Closing Date relating to the Series 1996-B Certificates, the Collateral Agent shall establish with respect to Series 1996-B, at its office or at another depository institution or trust company, an Eligible Account, designated "Spread Account Series 1996-B Norwest Bank Minnesota, National Association, as Collateral Agent for Financial Security Assurance Inc. and another Secured Party" (the "Series 1996-B Spread Account").

     (b) On the Closing Date relating to the Series 1996-B, the Collateral Agent shall deposit the Initial Spread Account Deposit with respect to Series 1996-B received from the Seller into the Series 1996-B Spread Account.

     Section 3.2 SPREAD ACCOUNT ADDITIONAL DEPOSITS. On each Subsequent Transfer Date, the Series 1996-B Trust will, pursuant to Section 2.4 of the Series 1996-B Sale and Servicing Agreement, deliver on behalf of the Seller the Spread Account Additional Deposit for such Subsequent Transfer Date to the Collateral Agent. The Collateral Agent shall deposit each such Spread Account Additional Deposit received from the Series 1996-B Trust into the Series 1996-B Spread Account.


                                  ARTICLE IV

                                MISCELLANEOUS

     Section 4.1 FURTHER ASSURANCES. Each party hereto shall take such action and deliver such instruments to any other party hereto, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required to effectuate the purpose or provisions of this Series 1996-B Supplement or to confirm or perfect any transaction described or contemplated herein.

     Section 4.2 GOVERNING LAW. This Series 1996-B Supplement shall be governed by and construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of New York.

     Section 4.3 COUNTERPARTS. This Series 1996-B Supplement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

     Section 4.4 HEADINGS. The headings of sections and paragraphs and the Table of Contents contained in this Series 1996-B Supplement are provided for convenience only. They form no part of this Series 1996-B Supplement and shall not affect its construction or interpretation.

     IN WITNESS WHEREOF, the parties hereto have executed this Series 1996-B Supplement as of the date set forth on the first page hereof.

                                        OLYMPIC FINANCIAL LTD.


                                        By
                                           Name: John A. Witham
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer


                                        OLYMPIC RECEIVABLES FINANCE CORP.


                                        By
                                           Name: John A. Witham
                                           Title:   Senior Vice President and
                                                    Chief Financial Officer


                                        FINANCIAL SECURITY ASSURANCE INC.


                                        By
                                           Name:
                                           Title:


                                        NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION, as Trustee


                                        By
                                           Name:
                                           Title:


                                        NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION, as Collateral Agent


                                        By
                                           Name:
                                           Title:

                           SERIES 1996-B SUPPLEMENT

                          dated as of June 14, 1996

                                      to

                          SPREAD ACCOUNT AGREEMENT

                         dated as of March 25, 1993,

                          as amended and restated

                          as of December 6, 1995

                                    among

                            OLYMPIC FINANCIAL LTD.

                      OLYMPIC RECEIVABLES FINANCE CORP.

                      FINANCIAL SECURITY ASSURANCE INC.

                                     and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                     as Trustee and as Collateral Agent

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                              TABLE OF CONTENTS

                                                              Page


                                  ARTICLE I

                                 DEFINITIONS

     Section 1.1    Definitions. . . . . . . . . . . . . . . .  2
     Section 1.2    Rules of Interpretation. . . . . . . . . .  8


                                  ARTICLE II

          CREDIT ENHANCEMENT FEE; SERIES SUPPLEMENTS; THE COLLATERAL

     Section 2.1    Series 1996-B Credit Enhancement Fee . . .  8
     Section 2.2    Series Supplements . . . . . . . . . . . .  9
     Section 2.3    Grant of Security Interest by OFL and
                      the Seller . . . . . . . . . . . . . . .  9


                                 ARTICLE III

                               SPREAD ACCOUNT

     Section 3.1    Establishment of Series 1996-B Spread
                    Account; Initial Deposit into Series
                    1996-B Spread Account. . . . . . . . . . . 10
     Section 3.2    Spread Account Additional Deposits . . . . 10


                                 ARTICLE IV

                               MISCELLANEOUS

     Section 4.1    Further Assurances . . . . . . . . . . . . 10
     Section 4.2    Governing Law. . . . . . . . . . . . . . . 10
     Section 4.3    Counterparts . . . . . . . . . . . . . . . 10
     Section 4.4    Headings . . . . . . . . . . . . . . . . . 11